Total Capital and Net Income Per Common Unit	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Total Capital and Net Income Per Common Unit	Total Capital and Net Income Per Common Unit
As at December 31, 2021, a total of 58.7% of the Company's common units outstanding were held by the public. The remaining common units, as well as the 1.8% general partner interest, were held by subsidiaries of Teekay. All of the Company's outstanding Series A Cumulative Redeemable Perpetual Preferred Units (or the Series A Preferred Units) and Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (or the Series B Preferred Units) are held by the public.
Limited Partners’ Rights
Significant rights of the Company’s limited partners include the following:

•Right of common unitholders to receive distribution of Available Cash (as defined in the partnership agreement and which takes into account cash reserves for, among other things, future capital expenditures and future credit needs of the Company) within approximately 45 days after the end of each quarter.
•No limited partner shall have any management power over the Company’s business and affairs; the General Partner is responsible for the conduct, directions and management of the Company’s activities.
•The General Partner may be removed if such removal is approved by common unitholders holding at least 66-2/3% of the outstanding units voting as a single class, including units held by the General Partner and its affiliates.
Incentive Distribution Rights
On May 11, 2020, Teekay and the Company agreed to eliminate all of the Company's incentive distribution rights, which were held by the General Partner, in exchange for the issuance to a Teekay subsidiary of 10.75 million newly-issued common units of the Company. The common units were valued at $122.6 million, based on the prevailing unit price at the time of issuance. This transaction decreased the General Partner’s equity by $2.3 million representing its 1.8% proportionate share of the cost to eliminate the incentive distribution rights. This transaction increased the limited partners’ equity by $2.3 million, representing the excess value of the common units issued over its 98.2% share of the cost to eliminate the incentive distribution rights. Subsequent to the elimination of the Company’s incentive distribution rights, the amount of net income attributable to the limited partners and General Partner is based on the limited partners' and General Partner’s respective ownership percentages.
In the event of a liquidation, all property and cash in excess of that required to discharge all liabilities and liquidation amounts on the Series A Preferred Units and Series B Preferred Units will be distributed to the common unitholders and the General Partner in proportion to their capital account balances, as adjusted to reflect any gain or loss upon the sale or other disposition of the Company’s assets in liquidation in accordance with the partnership agreement.
Net Income Per Common Unit
Limited partners' interest in net income per common unit is determined by dividing net income, after deducting the amount of net income attributable to the non-controlling interests, the General Partner’s interest and the distributions on the Series A and Series B Preferred Units by the weighted-average number of common units outstanding during the period. The distributions payable on the Series A and Series B Preferred Units for the years ended December 31, 2021, 2020 and 2019 were $25.7 million.

	Year Ended December 31, 2021 $	Year Ended December 31, 2020 $	Year Ended December 31, 2019 $
Limited partners' interest in net income for basic and diluted net income per common unit	213,138	60,632	124,546
Weighted average number of common units (i)	87,091,647	83,313,097	78,177,189
Dilutive effect of unit-based compensation	124,665	105,907	91,223
Weighted average number of common units and common unit equivalents	87,216,312	83,419,004	78,268,412
Limited partner's interest in net income per common unit:
Basic	2.45	0.73	1.59
Diluted	2.44	0.73	1.59
(i) Includes common units related to non-forfeitable unit-based compensation

The General Partner’s and common unitholders’ interests in net income are calculated as if all net income was distributed according to the terms of the Company’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves determined by the Company’s Board of Directors (or Board) to provide for the proper conduct of the Company’s business, including reserves for maintenance and replacement capital expenditure and anticipated credit needs. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains or losses.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.
Common Unit Repurchases
In December 2018, the Company announced that its Board had authorized a common unit repurchase program for the repurchase of up to $100 million of the Company's common units. The following table summarizes the common units repurchased during the years ended December 31, 2021, 2020 and 2019:

Year ended December 31,	Units repurchased	Average price paid per unit	Total cost (1) $
2021	—	—	—
2020	1,373,066	$11.16	15,322
2019	1,934,569	$13.03	25,214
Total	3,307,635	$12.17	40,536
(1)Excludes the repurchase cost of the associated general partner interest